Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lithium Argentina AG (the "Company") on Form 20-F for the period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alex Shulga, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2026	/s/ Alex Shulga
Alex Shulga
Chief Financial Officer
(Principal Financial and Accounting Officer)